Exhibit 99.1

FOR:	Consolidated Graphics, Inc.

CONTACT:	Jon C. Biro
Executive Vice President/
Chief Financial Officer
Consolidated Graphics, Inc.
(713) 787-0977

Matt Steinberg/Katie Pyra
FTI Consulting, Inc.
(212) 850-5600

CONSOLIDATED GRAPHICS REPORTS FINANCIAL RESULTS FOR THE

QUARTER ENDED SEPTEMBER 30, 2013

Second Quarter Highlights:

•                  Adjusted Operating Income increased 6.8% to $15.7 million, or 6.1% of sales

•                  Adjusted Diluted Earnings Per Share increased 49% to $1.25 per share

HOUSTON, TEXAS — November 6, 2013 — Consolidated Graphics, Inc. (NYSE: CGX) today announced financial results for its second quarter ended September 30, 2013.

Revenue for the September 2013 quarter was $256.1 million, compared to $263.6 million for the same quarter last year. The 2.9% decline in revenue was primarily caused by an expected decline in election related business. Adjusted Operating Income was $15.7 million or 6.1% of revenue for the quarter, compared to $14.7 million or 5.6% of revenue for the same period last year. Adjusted Net Income increased 48% or $4.0 million and was $12.3 million for the September quarter, compared to $8.3 million in the prior year quarter. Adjusted Diluted Earnings Per Share for the September quarter increased 49% to $1.25, compared to $.84 last year. Adjusted EBITDA was $32.0 million for the quarter and Free Cash Flow was $13.7 million.

Operating income for the September 2013 quarter was $13.0 million and included other charges of $1.8 million, primarily related to $.9 million in costs incurred in connection with the recently announced transaction with R. R. Donnelley & Sons Company, accretion of the discount of liability attributable to our withdrawal from certain multi-employer pension plans and the impairment of certain equipment. Operating income for the prior year quarter was $12.1 million and included $2.3 million in other charges, primarily related to relocating certain production facilities and related asset impairments. Net income for the September 2013 quarter was $10.6 million or $1.09 diluted earnings per share, compared to net income of $6.7 million or $.68 diluted earnings per share last year. Net income for the September 2013 quarter included $2.2 million in benefits for tax reserve credits due to the settlement of certain tax audits.

Joe R. Davis, Chairman and Chief Executive Officer of Consolidated Graphics, commented on the reported results and the recently announced transaction: “Our results improved again during the second quarter.  Consolidated Graphics’ success this quarter and over the long-term has been due to our outstanding employees and their ability to provide the service and responsiveness of a local printing company while offering customers the flexible solutions and competitive pricing available from our wide network. The recently announced signing of a definitive agreement by which RR

CONSOLIDATED GRAPHICS REPORTS SECOND QUARTER 2014 FINANCIAL RESULTS

Donnelley will acquire Consolidated Graphics will enable our customers and employees to benefit significantly from RR Donnelley’s broad range of printing capabilities and our combined geographic footprint. RR Donnelley’s customers will benefit from the planned adoption of Consolidated Graphics’ local service model for all of its commercial printing group.”

A reconciliation of the non-GAAP financial measures, Adjusted EBITDA, Free Cash Flow, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Income and Adjusted Diluted Earnings Per Share to the most directly comparable GAAP financial measures are included in the attached tables and in the related Current Report on Form 8-K filed with the Securities and Exchange Commission. The Form 8-K also includes the basis for management’s use of these non-GAAP financial measures.

The transaction with RR Donnelley is expected to close in the first calendar quarter of 2014 and is subject to customary closing conditions, including regulatory approval and approval of Consolidated Graphics’ shareholders.

Consolidated Graphics, Inc. (CGX), headquartered in Houston, Texas, is one of North America’s leading general commercial printing companies. With 70 printing businesses strategically located across 26 states, Toronto, Prague, and Gero, Japan, CGX offers an unmatched geographic footprint, unsurpassed capabilities, and unparalleled levels of convenience, efficiency and service. With locations in or near virtually every major U.S. market, CGX provides the service and responsiveness of a local printer enhanced by the economic, geographic and technological advantages of a large national organization.

Consolidated Graphics’ vast and technologically advanced sheetfed and web printing capabilities are complemented by the world’s largest integrated digital footprint. By coupling North America’s most comprehensive printing capabilities with strategically located fulfillment centers and industry-leading technology, CGX delivers end-to-end print production and management solutions that are based on the needs of our customers to improve their results. For more information, visit www.cgx.com.

Additional Information and Where To Find It

This press release relates to a proposed transaction between RR Donnelley and Consolidated Graphics, which will become the subject of a registration statement on Form S-4 and proxy statement/prospectus forming a part thereof, to be filed with the SEC by RR Donnelley and Consolidated Graphics.  This press release is not a substitute for the registration statement and proxy statement/prospectus that RR Donnelley and Consolidated Graphics will file with the SEC or any other documents that RR Donnelley or Consolidated Graphics may file with the SEC or send to shareholders of Consolidated Graphics in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CONSOLIDATED GRAPHICS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY RR DONNELLEY OR CONSOLIDATED GRAPHICS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by RR Donnelley or Consolidated Graphics with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by RR Donnelley with the

SEC will be available free of charge on RR Donnelley’s internet website at http://investor.rrd.com/sec.cfm or by contacting RR Donnelley’s Investor Relations Department at (800) 742-4455.  Copies of the proxy statement/prospectus and other relevant documents filed by Consolidated Graphics with the SEC will be available free of charge on Consolidated Graphics’ internet website at http://investors.cgx.com/phoenix.zhtml?c=78535&p=irol-sec or by contacting Consolidated Graphics’ Investor Relations Department at (713) 787-0977.

No Offer Or Solicitation

This press release does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

RR Donnelley, Consolidated Graphics, and their respective directors and executive officers may be considered participants in the solicitation of proxies from shareholders of Consolidated Graphics in connection with the proposed transaction.  Information about the directors and executive officers of Consolidated Graphics is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on July 9, 2013.  Information about the directors and executive officers of RR Donnelley is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 15, 2013.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This press release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Consolidated Graphics, its expectations relating to the proposed transaction with RR Donnelley and its future financial condition and performance.  Statements that are not historical facts, including statements about Consolidated Graphics’ management’s beliefs and expectations, are forward-looking statements. You can generally identify forward-looking statements by the appearance in such a statement of words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “forecast,” “project,” “should” or “will” or other comparable words or the negative of such words. The accuracy of Consolidated Graphics’ assumptions, expectations, beliefs and projections depends on events or conditions that change over time and are thus susceptible to change based on actual experience, new developments and known and unknown risks, including those created by general market conditions, competition and the possibility that events may occur beyond Consolidated Graphics’ control, which may limit its ability to maintain or improve its operating results or financial condition. Consolidated Graphics gives no assurance that the forward-looking statements will prove to be correct. Consolidated Graphics’ actual future results might differ from the forward-looking statements made in this press release for a variety of reasons, which include, among others, the volatility and disruption of the capital and credit markets, and adverse changes in the economy; financial stability of its customers; the sustained growth of its digital printing business; seasonality of election-related business; factors that affect customer demand, including changes in postal rates and postal regulations, changes in advertising markets, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; its ability to adequately manage business expenses, including labor costs; the unfavorable outcome of legal proceedings; the lack of or adequacy of insurance coverage for its operations; the continued availability of raw materials at affordable prices; retention of its key management and operating personnel; satisfactory labor relations; the potential for additional goodwill impairment charges; charges related to its withdrawal from multi-employer pension plans; changes in tax laws or interpretations that could increase consolidated tax liabilities; the successful completion of the proposed transaction with RR Donnelley; the receipt of required regulatory approvals for the proposed transaction (including the approval of antitrust authorities necessary to complete the proposed transaction); competitive pressures in all markets in which Consolidated Graphics operates; and such other risks and uncertainties detailed in Consolidated Graphics’ periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Consolidated Graphics’ Form 10-K for the fiscal year ended March 31, 2013, in Consolidated Graphics’ subsequent filings with the SEC and in other investor communications of Consolidated Graphics from time to time.  Should one or more of the foregoing risks or uncertainties materialize, or should Consolidated Graphics’ underlying assumptions, expectations, beliefs or projections prove incorrect, Consolidated Graphics’ actual results may vary materially from those anticipated in its forward-looking statements, and its business, financial condition and results of operations could be materially and adversely affected.  Consolidated Graphics does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Regulation G Reconciliation

This press release also contains references to the non-GAAP financial measures of Adjusted EBITDA, which we define as earnings, or net income, before interest, income taxes, depreciation and amortization, goodwill impairment charges, other charges and accretion of pension liability, share-based compensation expense, non-cash foreign currency transaction gains and losses and net losses/gains from asset dispositions, Free Cash Flow, which we define as net cash provided by operating activities less capital expenditures plus proceeds from assets dispositions, Adjusted Operating Income, which we define as operating income before goodwill impairment charges, other charges and accretion of pension liability, share-based compensation expense, and non-cash foreign currency transaction net gains and losses, Adjusted Operating Margin, which we define as Adjusted Operating Income divided by sales, Adjusted Net Income, which we define as net income before goodwill impairment charges, other charges and accretion of pension liability, share-based compensation expense,  non-cash foreign currency transaction net gain and losses, all net of tax, and Adjusted Diluted Earnings Per Share, which we define as Adjusted Net Income divided by diluted weighted average number of common shares outstanding. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the tables below. Management’s opinion regarding the usefulness of these non-GAAP financial measures to investors and a description of the ways in which management used such measures can be found in the related Current Report on Form 8-K we filed with the Securities and Exchange Commission.

(Tables to follow)

# # #

CONSOLIDATED GRAPHICS, INC.

Condensed Consolidated Income Statements

(In thousands, except per share amounts, and unaudited)

	Three Months Ended				Six Months Ended
	September 30,				September 30,
	2013	2012	Change		2013	2012	Change
			$	%			$	%
Sales	$256,089	$263,633	(7,544)	(3)	$492,759	$501,943	(9,184)	(2)
Cost of Sales	194,026	202,706	(8,680)	(4)	375,395	390,674	(15,279)	(4)
Gross Profit	62,063	60,927	1,136	2	117,364	111,269	6,095	5
Selling Expenses	22,480	22,292	188	1	45,930	46,091	(161)	nm
General and Administrative Expenses	24,483	24,430	53	nm	48,311	48,933	(622)	(1)
Other Charges	1,824	2,293	(469)	(20)	2,957	3,962	(1,005)	(25)
Other Expense (Income)	300	(150)	450	nm	274	(273)	547	nm
Operating Income	12,976	12,062	914	8	19,892	12,556	7,336	58
Interest Expense	444	1,335	(891)	(67)	1,524	2,835	(1,311)	(46)
Income before Taxes	12,532	10,727	1,805	17	18,368	9,721	8,647	89
Income Tax Expense	1,902	4,018	(2,116)	(53)	4,138	3,460	678	20
Net Income	$10,630	$6,709	3,921	58	$14,230	$6,261	7,969	127

Earnings Per Share
Basic	$1.10	$.68			1.47	$.62
Diluted	$1.09	$.68			1.46	$.62

Weighted Average Shares Outstanding
Basic	9,679	9,863			9,658	10,018
Diluted	9,784	9,899			9,731	10,075

Effective Income Tax Rate	15.2%	37.5%			22.5%	35.6%

nm- not meaningful

CONSOLIDATED GRAPHICS, INC.

Condensed Consolidated Balance Sheets

(In thousands, except share and per share amounts, and unaudited)

	September 30, 2013	March 31, 2013
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$16,043	$12,217
Accounts receivable, net	169,161	164,647
Inventories	62,992	55,389
Prepaid expenses	13,000	15,877
Deferred income taxes	11,737	10,215
Total current assets	272,933	258,345
PROPERTY AND EQUIPMENT, net	322,280	343,832
GOODWILL	23,776	23,870
OTHER INTANGIBLE ASSETS, net	10,254	11,936
OTHER ASSETS	5,048	6,660
	$634,291	$644,643
LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$14,459	$20,550
Accounts payable	86,857	83,578
Accrued liabilities	70,457	71,974
Income taxes payable	2,158	0
Total current liabilities	173,931	176,102
LONG-TERM DEBT, net of current portion	83,085	103,134
OTHER LIABILITIES	41,655	44,255
DEFERRED INCOME TAXES, net	39,208	42,778
Total liabilities	337,879	366,269
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Common stock, $.01 par value; 100,000,000 shares authorized; 9,637,642 and 9,633,475 issued and outstanding	97	96
Additional paid-in capital	157,777	154,657
Retained earnings	138,369	124,139
Accumulated other comprehensive income (loss)	169	(518)
Total shareholders’ equity	296,412	278,374
	$634,291	$644,643

Total debt	$97,544	$123,684
Debt-to-total capitalization	25%	31%

CONSOLIDATED GRAPHICS, INC.

Reconciliations of Non-GAAP Financial Measures

(In thousands, except per share amounts, and unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Net income	$10,630	$6,709	$14,230	$6,261
Income tax expense	1,902	4,018	4,138	3,460
Interest expense, net	444	1,335	1,524	2,835
Depreciation and amortization	16,336	18,417	32,972	36,923
Other charges	1,824	2,293	2,957	3,962
Share-based compensation expense	644	476	1,386	1,183
Non-cash foreign currency transaction (gain) loss	233	(146)	167	(213)
Net (gain) loss from asset dispositions	(42)	(26)	(377)	68
Adjusted EBITDA	$31,971	$33,076	$56,997	$54,479

Net cash provided by operating activities	$19,877	$19,763	$37,022	$41,800
Capital expenditures	(6,256)	(11,919)	(11,864)	(27,197)
Proceeds from asset dispositions	101	577	2,991	782
Free Cash Flow	$13,722	$8,421	$28,149	$15,385

Operating income	$12,976	$12,062	$19,892	$12,556
Other charges	1,824	2,293	2,957	3,962
Share-based compensation expense	644	476	1,386	1,183
Non-cash foreign currency transaction (gain) loss	233	(146)	167	(213)
Adjusted Operating Income	$15,677	$14,685	$24,402	$17,488
Adjusted Operating Margin	6.1%	5.6%	5.0%	3.5%

Net income	$10,630	$6,709	$14,230	$6,261
Other charges	1,824	2,293	2,957	3,962
Tax benefit of other charges	(711)	(894)	(1,153)	(1,545)
Share-based compensation expense, net of taxes	393	290	846	721
Non-cash foreign currency transaction (gain) loss, net of taxes	142	(89)	102	(130)
Adjusted Net Income	$12,278	$8,309	$16,982	$9,269

CONSOLIDATED GRAPHICS, INC.

Reconciliations of Non-GAAP Financial Measures

(In thousands, except per share amounts, and unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Diluted earnings (loss) per share	$1.09	.68	$1.46	$.62
Other charges	.19	.23	.30	.39
Tax benefit of other charges	(.07)	(.09)	(.12)	(.15)
Share-based compensation expense, net of taxes	.04	.03	.09	.07
Non-cash foreign currency transaction (gain) loss, net of taxes	—	(.01)	.01	(.01)
Adjusted Diluted Earnings Per Share	$1.25	$.84	$1.75	$.92